Exhibit 10.1

May 9, 2008

VIA TELECOPY

Orleans Homebuilders, Inc.

One Greenwood Square

3333 Street Road

Bensalem, Pennsylvania 19020

Attention: Garry P. Herdler, EVP & CFO

Re:                             Amended and Restated Revolving Credit Loan Agreement dated as of January 24, 2006 by and among Greenwood Financial, Inc. (“Master Borrower”), the entities identified on Schedule “A” attached hereto (together with the Master Borrower, the “Borrowers”), Orleans Homebuilders, Inc. (the “Guarantor”, and together with the Borrowers, the “Obligors”), the Lenders that are parties hereto (the “Lenders”), and Wachovia Bank, National Association, as Agent for the Lenders (“Agent”), and amended by a First Amendment to Amended and Restated Revolving Credit Loan Agreement dated as of November 1, 2006, a Second Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of February 7, 2007, a Third Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of May 8, 2007, a Fourth Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of September 6, 2007, and a Fifth Amendment to Amended and Restated Revolving Credit Loan Agreement executed  as of December 21, 2007 (as so amended, the “Agreement”).

Dear Mr. Herdler:

Please refer to the Agreement.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. This letter shall be referred to as the “Waiver Letter”.

Section 1.              Requests by Obligors.  The Obligors have informed the Agent and the Lenders that the Guarantor will need to book an after-tax non-cash valuation allowance in the amount of approximately $43,500,000 for its deferred tax asset and that such event will cause the Guarantor and/or the Obligors to be in non-compliance with Section 8.2 [Consolidated Tangible Net Worth], Section 8.3 [Leverage], and 8.5 [Ownership of Land] of the Agreement for the fiscal period ended March 31, 2008 (the “Subject Covenants”). The Obligors have requested that the Agent and the Lenders waive such non-compliance with the Subject Covenants for a limited period of time.

Section 2.              Limited Waiver.  Subject to the terms and conditions set forth herein, the Agent and the Lenders waive compliance with the Subject Covenants, and non-compliance with the Subject Covenants shall not constitute an Event of Default, at all times from the period from and including January 1, 2008 through and excluding the earlier of (a) the date of the occurrence of any other Event of Default (that is, any Event of Default caused by or resulting from something other than the above stated non-compliance with one or more of the Subject Covenants) under the Agreement or under any of the other Loan Documents; and (b) September 16, 2008 (such period being the “Waiver Period”); provided that if (i) Guarantor’s Consolidated Tangible Net Worth is on any date during the Waiver Period less than $90,000,000, or (ii) as of the last day of any Fiscal Quarter during the Waiver Period, Guarantor’s Leverage Ratio exceeds 5.25 to 1.00, the Waiver Period shall end as of such date.  If the actual reserve allowance taken by the Guarantor, as reported in the Guarantor’s filed March 31, 2008 10-Q Statement, is less than $43,500,000, or if the reserve is adjusted because of legislation or otherwise during the Waiver Period,  then: (x) the Consolidated Tangible Net Worth covenant set forth in clause (i) above shall be increased on a dollar-for-dollar basis to account for the difference between $43,500,000 and the actual reserve allowance amount and (y) the Leverage Ratio covenant set forth in clause (ii) above shall be decreased by .01 for each $348,000 decrease in the reserve allowance below $43,500,000 (the “Limited Waiver”).  At the end of the Waiver Period, the Limited Waiver shall terminate and the non-compliance with the Subject Covenants shall, effective as of the end of the Waiver Period, constitute Events of Default under Article IX under the Agreement without further notice or an opportunity to cure.  Section 8.5 [Ownership of Land] of the Agreement shall not be applicable or tested during the Waiver Period.

Section 3.              Re-Appraisals.  During the Waiver Period, the Obligors will act in good faith and will use their best efforts to work with the Agent to identify assets in the Borrowing Base for re-appraisal so as to enable Wachovia to obtain such re-appraisals prior the end of the Waiver Period; provided however, that any such re-appraisals will not be used in calculating the Borrowing Base as of, or for any period ending prior to, any date prior to the end of the Waiver Period.

Section 4.              Conditions Precedent.  The Limited Waiver shall become effective, as of the date hereof and as provided herein, upon (a) the execution and delivery of this Waiver Letter by the Obligors, the Agent and the Requisite Lenders, and (b) payment by the Obligors to the Agent on account of each Lender entitled thereto a fee in an aggregate amount equal to 10 basis points times each such Lender’s Commitment calculated as of the date hereof, but such fees shall be payable only to each Lender that has delivered (including by way of facsimile or electronic mail) its executed signature page to the attention of Darrell Perry, Director of Leveraged Finance, Wachovia Capital Markets, LLC, 301 South College Street, NC0737, Charlotte, NC 28288, facsimile 704-383-9519, email darrell.perry@wachovia.com, prior to 5:00 p.m., Eastern Daylight Savings Time, on May 9, 2008.

Section 5.              Release.  Each of the Obligors, on behalf of itself and any person or entity claiming by, under or through it, hereby unconditionally remises, releases and forever discharges the Agent and the Lenders, and their respective past and present officers, directors, shareholders, agents, parent corporation, members, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, and successors and assigns, of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any, which any of the Obligors ever had, now have, or may have against the Agent or the Lenders, for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to the date of execution of this Waiver Letter relating to or arising from the Agreement, the Loan Documents, and the lending or any other banking relationship between any of the Obligors and the Agent and the Lenders.

Section 6.              Representations.  Each of the Obligors hereby represents and warrants to the Agent and the Lenders that the representations and warranties contained in the Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect to this Limited Waiver) as if made on and as of the date hereof, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date and except for changes therein which have been disclosed to Agent in writing.

Section 7.              No Impairment.  Except as set forth in Section 2 above, nothing contained in this Waiver Letter shall serve as a waiver of any right of the Agent or the Lenders, a waiver or cure of any defaults under the Agreement of the other Loan Documents, a modification or novation of the Obligations or the documentation therefor, or an agreement or commitment by the Agent or the Lenders to extend or otherwise modify the Obligations.

Section 8.              Termination of Limited Waiver.  Failure of any of the Obligors to satisfy any of the terms or conditions in this Waiver Letter (other than the terms set forth in Section 3 hereof) shall, immediately and without further notice or opportunity to cure, terminate the Limited Waiver, end the Waiver Period, and constitute an Event of Default under Article IX of the Agreement as of the date of such failure.  Failure of any of the Obligors to satisfy any of the terms or conditions set forth in Section 3 of this Waiver Letter shall, as of the date of such failure, end the Waiver Period, and constitute an Event of Default under Article IX of this Agreement, unless cured within five (5) calendar days after Master Borrower’s receipt of notice from Agent at the addresses and in accordance with the procedures set forth in the Notice provision of the Agreement.

Section 9.              Miscellaneous.

a.             Headings.  The headings and underscoring of articles, sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Waiver Letter.

b.             Governing Law.  This Waiver Letter shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania.

c.             Integration.  This Waiver Letter constitutes the sole agreement of the parties with respect to the subject matter hereof and thereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

d.             Severability of Provisions.  Any provision of this Waiver Letter that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Waiver Letter are declared to be severable.

e.             No Third-Party Beneficiaries.  Notwithstanding anything to the contrary contained herein, no provision of this Waiver Letter is intended to benefit any party other than the signatories hereto nor shall any such provision be enforceable by any other party.

f.              Counterparts.  This Waiver Letter may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Waiver Letter.

[Signature Pages Follow]

Sincerely,

Wachovia Bank, National Association

By:	Jeffrey D. Wallace
Jeffrey D. Wallace

ACCEPTED AND AGREED TO:

Master Borrower:	Greenwood Financial, Inc., a Delaware corporation

	By:	Lawrence J. Dugan
Lawrence J. Dugan
Vice President

Corporate Borrowers:	OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

By:	Lawrence J. Dugan
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Liability Company

Borrowers:

Masterpiece Homes, LLC

OPCNC, LLC

Orleans at Bordentown, LLC

Orleans at Cooks Bridge, LLC

Orleans at Covington Manor, LLC

Orleans at Crofton Chase, LLC

Orleans at East Greenwich, LLC

Orleans at Elk Township, LLC

Orleans at Evesham, LLC

Orleans at Hamilton, LLC

Orleans at Harrison, LLC

Orleans at Hidden Creek, LLC

Orleans at Jennings Mill, LLC

Orleans at Lambertville, LLC

Orleans at Lyons Gate, LLC

Orleans at Mansfield, LLC

Orleans at Maple Glen, LLC

Orleans at Meadow Glen, LLC

Orleans at Millstone, LLC

Orleans at Millstone River Preserve, LLC

Orleans at Moorestown, LLC

Orleans at Tabernacle, LLC

Orleans at Upper Freehold, LLC

Orleans at Wallkill, LLC (f/k/a Kabro of

Middletown, LLC)

Orleans at Westampton Woods, LLC

Orleans at Woolwich, LLC

Orleans Arizona Realty, LLC (f/k/a Orleans at King

Ranch, LLC)

Orleans DK, LLC

Parker Lancaster, Tidewater, LLC

Wheatley Meadows Associates, LLC

By:	Lawrence J. Dugan
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Partnership

Borrowers:                                                                                                                                                                                                                                  Brookshire Estates, L.P. (f/k/a Orleans at

Brookshire Estates, L.P.)

Orleans at Falls, LP

Orleans at Limerick, LP

Orleans at Lower Salford, LP

Orleans at Thornbury, LP

Orleans at Upper Saucon, L.P.

Orleans at Upper Uwchlan, LP

Orleans at West Bradford, LP

Orleans at West Vincent, LP

Orleans at Windsor Square, LP

Orleans at Wrightstown, LP

Stock Grange, LP

By:                             OHI PA GP, LLC, sole General Partner

By:	Lawrence J. Dugan
Lawrence J. Dugan
Vice President

Orleans RHIL, LP
Realen Homes, L.P.
By:	RHGP, LLC, sole General Partner
	By:		Orleans Homebuilders, Inc.,
Authorized Member

		By:	Garry P. Herdler
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	Garry P. Herdler
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	Jeffery D. Wallace
Jeffrey D. Wallace, Senior Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

BANK OF AMERICA, N.A.

By:	Sean Finnegan
Name: Sean Finnegan
Title: Sr. Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

SOVEREIGN BANK

By:	Ernest J. Kociban
Name: Ernest J. Kociban
Title: Sr. V.P.

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	Bernard T. Shields
Name: Bernard T. Shields
Title: Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

NATIONAL CITY BANK

By:
Name:
Title:

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

FIRSTRUST BANK

By:	Eric Paul
Name: Eric Paul
Title: Senior Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

GUARANTY BANK

By:	Linda Garcia
Name: Linda Garcia
Title: Sr. Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

CITIZENS BANK OF PENNSYLVANIA

By:	Bruce G Shearer
Name: Bruce G Shearer
Title: Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

COMMERCE BANK, N.A.

By:	Seth Mackler
Name: Seth Mackler
Title: Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

SUNTRUST BANK

By:	Lauren P. Carrigan
Name: Lauren P. Carrigan
Title: Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

REGIONS BANK, successor by merger to
Amsouth Bank

By:	Daniel McClurkin
Name: Daniel McClurkin
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

FRANKLIN BANK, SSB

By:
Name:
Title:

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

COMERICA BANK

By:	Adam Sheets
Name: Adam Sheets
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

COMPASS BANK, an Alabama Banking Corporation

By:	Johanna Duke Paley
Name: Johanna Duke Paley
Title: SVP

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

LaSALLE BANK, NATIONAL ASSOCIATION

By:	Sean Finnegan
Name: Sean Finnegan
Title: Sr. Vice President

LENDER SIGNATURE PAGE TO WAIVER
LETTER WITH GREENWOOD FINANCIAL,
INC. AS MASTER BORROWER, DATED AS
OF MAY 9, 2008:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	David J Bell D. Lazarov
	Name: David J Bell	Dusan Lazarov
Title: Managing Director Vice President

Schedule A  -  Schedule of Borrowers

Master:	Greenwood Financial, Inc.

Corporate:
Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

Limited Liability Companies:
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)

(Schedule of Borrowers continued on the following page)

Orleans Homebuilders, Inc.

May 13, 2008

Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC
Wheatley Meadows Associates, LLC

Limited Partnerships:
Brookshire Estates, L.P.(f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans RHIL, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Realen Homes, L.P.
Stock Grange, LP